Exhibit 99.1


                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                           Capital Z Partners, L.P.

Address of Joint Filer:                        230 Park Avenue South, 11th Floor
                                               New York, New York  10003

Relationship of Joint Filer to Issuer:         10% Owner

Issuer Name and Ticker or Trading Symbol:      Universal American Financial
                                               Corp. (UHCO)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):               12/28/2007

Designated Filer:                              Capital Z Partners, Ltd.



January 4, 2008
---------------
Date


SIGNATURE:

CAPITAL Z PARTNERS, L.P.
By:  Capital Z Partners, Ltd.,
      its General Partner

     By: /s/ C. Fisher
         -----------------------------------------
         Name:  Craig Fisher
         Title: General Counsel

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                           Capital Z Financial Services
                                               Fund II, L.P.

Address of Joint Filer:                        230 Park Avenue South, 11th Floor
                                               New York, New York  10003

Relationship of Joint Filer to Issuer:         10% Owner

Issuer Name and Ticker or Trading Symbol:      Universal American Financial
                                               Corp. (UHCO)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):               12/28/2007

Designated Filer:                              Capital Z Partners, Ltd.




January 4, 2008
---------------
Date


SIGNATURE:

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
By: Capital Z Partners, L.P.,
      its General Partner
By: Capital Z Partners, Ltd.,
      its General Partner

     By: /s/ C. Fisher
         -----------------------------------------
         Name:  Craig Fisher
         Title: General Counsel

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                           Capital Z Financial Services
                                               Private Fund II, L.P.

Address of Joint Filer:                        230 Park Avenue South, 11th Floor
                                               New York, New York  10003

Relationship of Joint Filer to Issuer:         Other (1)

Issuer Name and Ticker or Trading Symbol:      Universal American Financial
                                               Corp. (UHCO)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):               12/28/2007

Designated Filer:                              Capital Z Partners, Ltd.


         Notes:
         (1) Capital Z Financial Services Private Fund II, L.P. may be deemed to be part of a "group" (within the meaning of Rule 13d-5(b) under the Securities Exchange Act of 1934, as amended).



January 4, 2008
---------------
Date


SIGNATURE:

CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
By: Capital Z Partners, L.P.,
      its General Partner
By: Capital Z Partners, Ltd.,
      its General Partner

     By: /s/ C. Fisher
         -----------------------------------------
         Name:  Craig Fisher
         Title: General Counsel

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                           Capital Z Management, LLC

Address of Joint Filer:                        230 Park Avenue South, 11th Floor
                                               New York, New York  10003

Relationship of Joint Filer to Issuer:         Other (1)

Issuer Name and Ticker or Trading Symbol:      Universal American Financial
                                               Corp. (UHCO)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):               12/28/2007

Designated Filer:                              Capital Z Partners, Ltd.


         Notes:
         (1) Capital Z Management, LLC may be deemed to be part of a "group" (within the meaning of Rule 13d-5(b) under the Securities Exchange Act of 1934, as amended).



January 4, 2008
---------------
Date

SIGNATURE:

CAPITAL Z MANAGEMENT, LLC

     By: /s/ C. Fisher
         -----------------------------------------
         Name:  Craig Fisher
         Title: General Counsel
















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